Acquisitions And Divestitures	12 Months Ended
Dec. 31, 2011
Acquisitions And Divestitures [Abstract]
Acquisitions And Divestitures

Note 2 ❑ Acquisitions and Divestitures

During third quarter 2011, FHN sold First Horizon Msaver, Inc. ("Msaver"), the former subsidiary of First Tennessee Bank, which provided administrative services for health savings accounts. FHN recognized an after-tax gain of $5.7 million related to the sale of Msaver.

In first quarter 2011, FHN contracted to sell First Horizon Insurance, Inc. ("FHI"), the former subsidiary of First Tennessee Bank, a property and casualty insurance agency that serves customers in over 40 states and Highland Capital Management Corporation ("Highland"), the former subsidiary of First Horizon National Corporation which provides asset management services. The FHI and Highland divestitures closed in second quarter 2011. In connection with the agreement to sell FHI, FHN incurred a pre-tax goodwill impairment of $10.1 million which was more than offset by $11.1 million of tax benefits recognized in first quarter related to the sale. Upon closing of the FHI and Highland sales in second quarter 2011, FHN recognized $4.2 million combined after-tax gains on the sales. The financial results of these businesses, the goodwill impairment, the gains on sales, and associated tax effects are reflected in the Income/(loss) from discontinued operations, net of tax line on the Consolidated Statements of Income for all periods presented.

In first quarter 2010, FHN exited its institutional equity research business, FTN Equity Capital Markets ("FTN ECM"), and incurred a pre-tax goodwill impairment of $3.3 million (approximately $2 million after taxes). FHN exited this business through an immediate cessation of operations on February 1, 2010. FHN had initially reached an agreement for the sale of this business which resulted in a pre-tax goodwill impairment of $14.3 million (approximately $9 million after taxes) in 2009; however, the contracted sale failed to close and was terminated in early 2010. The financial results of this business, including the goodwill impairments, are reflected in the Income/(loss) from discontinued operations, net of tax line on the Consolidated Statements of Income for all periods presented.

In 2009, FHN executed the sale and closure of FHN's Atlanta insurance business and Louisville First Express Remittance Processing location ("FERP"). FHN recognized a loss of $7.5 million on the sale of the Atlanta insurance business and a goodwill impairment associated with certain assets excluded from the sale of the Atlanta insurance business. Both of these losses are reflected in discontinued operations. A $1.7 million loss was recognized on the FERP divestiture and is included on the Consolidated Statements of Income as a Loss on divestiture within noninterest income.

In addition to the divestitures mentioned above, FHN acquires or divests assets from time to time in transactions that are considered business combinations or divestitures but are not material to FHN individually or in the aggregate.